INTERIM CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Revenues and other income
Revenues	€ 6,163	€ 0
Other income	3,126	3,293
Total revenues and other income	9,289	3,293
Research and development expenses	(21,987)	(17,805)
Selling, general and administrative expenses	(10,819)	(10,864)
Other operating incomes and expenses	(134)	6
Total operating expenses	(32,941)	(28,663)
Operating income (loss)	(23,652)	(25,370)
Financial income	3,386	820
Financial expenses	(1,463)	(3,545)
Financial income (loss)	1,924	(2,725)
Income tax	(144)	(3)
Net loss for the period	€ (21,872)	€ (28,099)
Basic loss per share (in euro per share)	€ (0.46)	€ (0.80)
Diluted loss per share (in euro per share)	€ (0.46)	€ (0.80)